SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  December 26, 2000



     DLJ MORTGAGE ACCEPTANCE CORP., (as depositor under the Pooling and Servicing Agreement, dated September 1, 2000, providing for the issuance of the DLJ Mortgage Pass-Through Certificates, Series 2000-S4).

                        DLJ MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-75921-07                13-3460894
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


c/o Donaldson Lufkin & Jenrette
277 Park Avenue, 9th Floor
New York, New York                                                10172
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 839-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit are being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's DLJ Mortgage Pass-Through Certificates, Series 2000-S4 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2000 (the "Agreement"), among DLJ Mortgage Acceptance Corp, as the depositor (the "Depositor"), DLJ Mortgage Capital, Inc., as the seller (the "Seller"), Wilshire Credit Corporation as the servicer (the "Servicer") and The Chase Manhattan Bank as the trustee (the "Trustee").

     On December 26, 2000, distribution was made to the Certificateholders. Specific information with respect to this distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2000, as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date: December 29, 2000              By:   /s/ Thomas M. Britt
                                           Thomas M. Britt
                                           Trust Officer

INDEX TO EXHIBITS

      Exhibit
      Number                  Description of Exhibits

      99.1     Statement to Certificateholders on December 26, 2000

                                  Exhibit 99.1

              Monthly Certificateholder Statement on December 26, 2000



                                  DLJ MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-S4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   December 26, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------

           ORIGINAL            BEGINNING                                                                           ENDING
           FACE                PRINCIPAL                                                 REALIZED   DEFFERED       PRINCIPAL
CLASS      VALUE               BALANCE      PRINCIPAL       INTEREST          TOTAL      LOSSES     INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
IA1      92,058,319.00     89,555,748.37    1,838,209.38     617,934.66     2,456,144.04      0.00       0.00      87,717,538.99
IP          544,399.00        526,535.15        6,125.94           0.00         6,125.94      0.00       0.00         520,409.21
IIA1     57,301,561.00     55,121,683.37    1,027,592.42     331,533.96     1,359,126.38      0.00       0.00      54,094,090.95
IIIA1    38,506,827.00     37,016,118.07      954,141.35     238,059.91     1,192,201.26      0.00       0.00      36,061,976.72
AR1             100.00              0.00            0.00           0.00             0.00      0.00       0.00               0.00
AR2             100.00              0.00            0.00           0.00             0.00      0.00       0.00               0.00
AR3             100.00              0.00            0.00           0.00             0.00      0.00       0.00               0.00
B1       12,701,891.00     12,701,891.00            0.00      87,365.52        87,365.52      0.00       0.00      12,701,891.00
B2        8,467,931.00      8,467,931.00            0.00      61,772.01        61,772.01      0.00       0.00       8,467,931.00
AS        2,116,984.00      2,116,984.00            0.00      17,279.45        17,279.45      0.00       0.00       2,116,984.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  211,698,212.00    205,506,890.96    3,826,069.09   1,353,945.51     5,180,014.60      0.00       0.00     201,680,821.87
-----------------------------------------------------------------------------------------------------------------------------------
XI       14,379,750.00     14,030,970.79            0.00      96,813.70        96,813.70      0.00       0.00      13,715,108.95
IIA2     57,301,561.00     55,121,683.37            0.00     112,057.36       112,057.36      0.00       0.00      54,094,090.95
XII      57,301,561.00     55,121,683.37            0.00       8,824.68         8,824.68      0.00       0.00      54,094,090.95
IIIA2    38,506,827.00     37,016,118.07            0.00      70,567.99        70,567.99      0.00       0.00      36,061,976.72
XIII     38,506,827.00     37,016,118.07            0.00       5,552.42         5,552.42      0.00       0.00      36,061,976.72
XB1      12,701,891.00     12,701,891.00            0.00      16,300.76        16,300.76      0.00       0.00      12,701,891.00
XB2       8,467,931.00      8,467,931.00            0.00       7,338.87         7,338.87      0.00       0.00       8,467,931.00
-----------------------------------------------------------------------------------------------------------------------------------




             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                             PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CURRENT
                     BEGINNING                                                           ENDING                        PASS-THRU
CLASS                PRINCIPAL            PRINCIPAL     INTEREST            TOTAL        PRINCIPAL         CLASS       RATE
-----------------------------------------------------------------------------------------------------------------------------------
IA1                 972.81537772       19.96787906     6.71242607   26.68030512          952.84749866       IA1        8.280000 %
IP                  967.18610798       11.25266578     0.00000000   11.25266578          955.93344220       IP         0.000000 %
IIA1                961.95779675       17.93306154     5.78577536   23.71883691          944.02473521       IIA1       7.217500 %
IIIA1               961.28715228       24.77849837     6.18227802   30.96077638          936.50865391       IIIA1      7.717500 %
AR1                   0.00000000        0.00000000     0.00000000    0.00000000            0.00000000       AR1        9.856991 %
AR2                   0.00000000        0.00000000     0.00000000    0.00000000            0.00000000       AR2        9.856991 %
AR3                   0.00000000        0.00000000     0.00000000    0.00000000            0.00000000       AR3        9.856991 %
B1                1,000.00000000        0.00000000     6.87815066    6.87815066        1,000.00000000       B1         8.253781 %
B2                1,000.00000000        0.00000000     7.29481735    7.29481735        1,000.00000000       B2         8.753781 %
AS                1,000.00000000        0.00000000     8.16229598    8.16229598        1,000.00000000       AS         9.478794 %
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS              970.75402300       18.07322345     6.39563980   24.46886325          952.68079954
-----------------------------------------------------------------------------------------------------------------------------------
XI                  975.74511309        0.00000000     6.73264139    6.73264139          953.77937377       XI         8.280000 %
IIA2                961.95779675        0.00000000     1.95557255    1.95557255          944.02473521       IIA2       2.439491 %
XII                 961.95779675        0.00000000     0.15400418    0.15400418          944.02473521       XII        0.160000 %
IIIA2               961.28715228        0.00000000     1.83260984    1.83260984          936.50865391       IIIA2      2.287695 %
XIII                961.28715228        0.00000000     0.14419313    0.14419313          936.50865391       XIII       0.180000 %
XB1               1,000.00000000        0.00000000     1.28333332    1.28333332        1,000.00000000       XB1        1.540000 %
XB2               1,000.00000000        0.00000000     0.86666625    0.86666625        1,000.00000000       XB2        1.040000 %
-----------------------------------------------------------------------------------------------------------------------------------




If there are any questions or problems with this statement, please contact the Administrator listed below:

                                THOMAS BRITT
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                      TEL:  212/946-3228 / FAX: 212/946-8302
                            EMAIL: THOMAS.BRITT@CHASE.COM


                                DLJ MORTGAGE PASS THROUGH CERTIFICATES SERIES 2000-S4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                 December 26, 2000
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.06(i)            Scheduled Principal
                        Group 1 Scheduled Principal                                       171,405.91
                        Group 2 Scheduled Principal                                        79,119.40
                        Group 3 Scheduled Principal                                        38,700.52

                        Principal Prepayments
                        Group 1 Principal Prepayments                                   1,491,178.03
                        Group 2 Principal Prepayments                                     801,638.36
                        Group 3 Principal Prepayments                                     821,046.24

                        Curtailment
                        Group 1 Curtailment                                               183,876.97
                        Group 2 Curtailment                                               147,305.26
                        Group 3 Curtailment                                                95,091.78

                        Liquidation Proceeds
                        Group 1 Liquidation Proceeds                                            0.00
                        Group 2 Liquidation Proceeds                                            0.00
                        Group 2 Liquidation Proceeds                                            0.00

                        Gross Interest
                        Group 1 Gross Interest                                            951,980.05
                        Group 2 Gross Interest                                            588,369.74
                        Group 2 Gross Interest                                            434,031.60



Sec. 4.06(ii)           Class Unpaid Interest Shortfall
                        Class IA1 Unpaid Interest Shortfall                                     0.00
                        Class XI Unpaid Interest Shortfall                                      0.00
                        Class IIA1 Unpaid Interest Shortfall                                    0.00
                        Class IIA2 Unpaid Interest Shortfall                                    0.00
                        Class XII Unpaid Interest Shortfall                                     0.00
                        Class IIIA1 Unpaid Interest Shortfall                                   0.00
                        Class IIIA2 Unpaid Interest Shortfall                                   0.00
                        Class XIII Unpaid Interest Shortfall                                    0.00
                        Class AR1 Unpaid Interest Shortfall                                     0.00
                        Class AR2 Unpaid Interest Shortfall                                     0.00
                        Class AR3 Unpaid Interest Shortfall                                     0.00
                        Class B1 Unpaid Interest Shortfall                                      0.00
                        Class XB1 Unpaid Interest Shortfall                                     0.00
                        Class B2 Unpaid Interest Shortfall                                      0.00
                        Class XB2 Unpaid Interest Shortfall                                     0.00
                        Class AS1 Unpaid Interest Shortfall                                     0.00
                        Class AS2 Unpaid Interest Shortfall                                     0.00
                        Class AS3 Unpaid Interest Shortfall                                     0.00

Sec. 4.06(v)            Beginning Collateral Balance
                        Group 1 Beginning Collateral Balance                          101,694,110.02
                        Group 2 Beginning Collateral Balance                           62,250,416.22
                        Group 3 Beginning Collateral Balance                           41,801,334.59

Sec. 4.06(v)            Ending Collateral Balance
                        Group 1 Ending Collateral Balance                              99,849,996.60
                        Group 2 Ending Collateral Balance                              61,222,823.80
                        Group 3 Ending Collateral Balance                              40,847,193.24


Sec. 4.06(vi)           Senior Percentage
                        Group1 Senior Percentage                                             89.55 %
                        Group2 Senior Percentage                                             89.58 %
                        Group3 Senior Percentage                                             89.59 %

                        Subordinate Percentage
                        Group1 Subordindate Percentage                                       10.75 %
                        Group2 Subordinate Percentage                                        10.42 %
                        Group3 Subordinate Percentage                                        10.41 %



                                DLJ MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-S4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December  26, 2000
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.06(vii)          Servicing Fees
                        Group1 Servicing Fee                                                61,130.12
                        Group2 Servicing Fee                                                25,937.67
                        Group3 Servicing Fee                                                43,530.56

Sec. 4.06(ix)           Advances
                        Group1 Advances                                                  1,023,968.60
                        Group2 Advances                                                    631,654.70
                        Group3 Advances                                                    419,787.02




Sec. 4.06(x)            Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                        ----------------------------------------------------------------------
                                                   GROUP 1
                        ----------------------------------------------------------------------
                        Category           Number          Principal Balance        Percentage
                        ----------------------------------------------------------------------
                        1 Month            173                  4,982,904.90          4.99 %
                        2 Months            26                    699,406.28          0.70 %
                        3+Months            13                    429,437.42          0.43 %
                        Total              212                  6,111,748.60          6.12 %
                        ----------------------------------------------------------------------

                        ----------------------------------------------------------------------
                                                   GROUP 2
                        ----------------------------------------------------------------------
                        Category           Number          Principal Balance        Percentage
                        ----------------------------------------------------------------------
                        1 Month             51                  3,696,095.99          6.04 %
                        2 Months            10                    492,634.42          0.80 %
                        3+Months             0                          0.00          0.00 %
                        Total               61                  4,188,730.41          6.84 %
                        ----------------------------------------------------------------------

                        ----------------------------------------------------------------------
                                                   GROUP 3
                        ----------------------------------------------------------------------
                        Category           Number          Principal Balance        Percentage
                        ----------------------------------------------------------------------
                        1 Month             43                  2,794,580.66          6.84 %
                        2 Months             7                    460,603.66          1.13 %
                        3+Months             4                    224,862.30          0.55 %
                        Total               54                  3,480,046.62          8.52 %
                        ----------------------------------------------------------------------

                        ----------------------------------------------------------------------
                                                   GROUP TOTALS
                        ----------------------------------------------------------------------
                        Category           Number          Principal Balance        Percentage
                        ----------------------------------------------------------------------
                        1 Month            267                 11,473,581.55          5.68 %
                        2 Months            43                  1,652,644.36          0.82 %
                        3+Months            17                    654,299.72          0.32 %
                        Total              327                 13,780,525.63          6.82 %
                        ----------------------------------------------------------------------


                                DLJ MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-S4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December  26, 2000
-----------------------------------------------------------------------------------------------------------------------------------

                        Number of Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                             ---------------------------------------------------------------
                                                   GROUP 1
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                             ---------------------------------------------------------------
                                                   GROUP 2
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                             ---------------------------------------------------------------
                                                   GROUP 3
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                             ---------------------------------------------------------------
                                                   GROUP TOTALS
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------


Sec. 4.06(xii)          Number and Aggregate Principal Amounts of REO Loans

                             ---------------------------------------------------------------
                                                   GROUP 1
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                             ---------------------------------------------------------------
                                                   GROUP 2
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                             ---------------------------------------------------------------
                                                   GROUP 3
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------

                             ---------------------------------------------------------------
                                                   GROUP TOTALS
                             ---------------------------------------------------------------
                                Number         Principal Balance               Percentage
                             ---------------------------------------------------------------
                                    0                 0.00                           0.00%
                             ---------------------------------------------------------------



                                DLJ MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-S4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December  26, 2000
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.06(xiv)          Senior Prepayment Percentage
                        Group I Senior Prepayment Percentage                                   100.00 %
                        Group II Senior Prepayment Percentage                                  100.00 %
                        Group III Senior Prepayment Percentage                                 100.00 %

Sec. 4.06(xv)           Subordinate Prepayment Percentage
                        Group I Subordinate Prepayment Percentage                                0.00 %
                        Group II Subordinate Prepayment Percentage                               0.00 %
                        Group III Subordinate Prepayment Percentage                              0.00 %

Sec. 4.06(xvi)          Current Realized Losses
                        Group1 Current Realized Losses                                           0.00
                        Group2 Current Realized Losses                                           0.00
                        Group3 Current Realized Losses                                           0.00

                        Cumulative Realized Losses
                        Group1 Cumulative Realized Losses                                        0.00
                        Group2 Cumulative Realized Losses                                        0.00
                        Group3 Cumulative Realized Losses                                        0.00

Sec. 4.6(xvii)          Special Hazard Coverage Amount                                   2,019,200.14
                        Bankruptcy Loss Coverage Amount                                    100,000.00

                        Trustee Fee                                                          1,714.55
                        Loss Mitigation Fee                                                  2,571.83
                        Pool Insurance Fee                                                 164,596.87
                        Certificate Insurer Premium                                          3,071.26






                                                                (c) copyright 2000, Chase Manhattan Corporation
